As filed with the Securities and Exchange Commission on July 22, 2002

                                               Registration No. ________________


--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                               ALLEN TELECOM INC.
             (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                                38-0290950
     (State or Other Jurisdiction         (I.R.S. Employer Identification No.)
  of Incorporation or Organization)

                             25101 Chagrin Boulevard
                              Beachwood, Ohio 44122

           (Address of Principal Executive Offices Including Zip Code)

                      AMENDED AND RESTATED 1992 STOCK PLAN

                            (Full Title of the Plan)

                  Robert A. Youdelman, Executive Vice President
                 Chief Financial Officer and Assistant Secretary
                               Allen Telecom Inc.
                             25101 Chagrin Boulevard
                              Beachwood, Ohio 44122
                     (Name and Address of Agent For Service)
                                 (216) 765-5800
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

========================== ======================== ======================== ======================== ======================
Title of                   Amount to be             Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Registered (1)           mum Offering             mum Aggregate            Registration
be Registered                                       Price Per Share (2)      Offering Price (2)       Fee

Common Stock, par value    1,500,000                $ 4.23                   $ 6,345,000              $ 583.74
$1.00 per share(3)
========================== ======================== ======================== ======================== ======================

(1) Pursuant to Rule 416 of the Securities Act of 1933 ("Securities Act"), this Registration Statement also covers such additional shares of Common Stock, par value $1.00 per share ("Common Stock"), as may become issuable pursuant to the anti-dilution provisions of the Allen Telecom Inc. Amended and Restated 1992 Stock Plan ("Plan").


(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on July 15, 2002, within five business days prior to filing.


(3) One Series C Junior Participating Preferred Stock Purchase Right ("Right") will also be issued with respect to each share of Common Stock. The terms of the Rights are described in the Form 8-A filed by the Registrant on January 9, 1998.



                         Exhibit Index Appears on Page 5

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-52420 on Form S-8 ("Original Registration Statement") as filed by Allen Telecom Inc. (formerly named The Allen Group Inc.) (the "Registrant") with the Securities and Exchange Commission ("SEC") on September 25, 1992, Registration Statement 33-58951 on Form S-8 as filed by the Registrant with the SEC on May 1, 1995 (which incorporates the Original Registration Statement and Registration Statement No. 33-51739 on Form S-8 as filed by the Registrant with the SEC on May 4, 1998 (which incorporates the Original Registrant Statement), all of which were filed with respect to the Allen Telecom Inc. 1992 Stock Plan and Individual Stock Option Agreements between Allen Telecom Inc. and Certain Directors, are incorporated herein by reference. The 1,500,000 shares of common stock being registered by this Registration Statements are for the Amended and Restated 1992 Stock Plan only.

Item 8.  EXHIBITS

         4(a) Third Restated Certificate of Incorporation (filed as Exhibit 4(a) to Registrant's Registration Statement No. 333-96805 on Form S-8 filed on July 19, 2002, and incorporated herein by reference).

         4(b) By-laws, as amended and restated through February 16, 1999 (filed as Exhibit 3(b) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference).

         4(c) Certificate of Designation, Preferences and Rights of Series C Junior Participating Preferred Stock (filed as Exhibit 4(c) to Registrant's Registration Statement No. 033-53499 on Form S-8 filed on May 4, 1998, and incorporated herein by reference).

         4(d) Rights Agreement, dated as of January 20, 1998, between the Registrant and Fifth Third Bank (as successor to Harris Trust Company of New York), as Rights Agent (filed as Exhibit Number
                  4.1 to Registrant's Registration Statement on Form 8-A filed January 9, 1998 and incorporated herein by reference).

         4(e) Form of Certificate of Designation for the Series D 7.75% Convertible Preferred Stock (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and incorporated herein by reference and made a part hereof).

         4(f) Amended and Restated 1992 Stock Plan (filed as Exhibit A to the Registrant's Proxy Statement dated March 15, 2002 and incorporated herein by reference).

         5 Opinion of Counsel of Laura C. Meagher, regarding the legality of the securities being registered.

         23(a)    Independent Auditors' Consent, Deloitte & Touche LLP.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Beachwood, State of Ohio, on July 19, 2002.

                           ALLEN TELECOM INC.




                           By: /s/ Robert A. Youdelman
                               --------------------------
                               Robert A. Youdelman, Executive Vice
                               President and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on July 19, 2002.

SIGNATURE                                                     TITLE
                        *                                     President and Chief Executive Officer and Director
-----------------------------------------------               (Principal Executive Officer)
Robert G. Paul

                        *                                     Executive Vice President and Chief Financial Officer
-----------------------------------------------               (Principal Financial Officer)
Robert A. Youdelman

                        *                                     Vice President - Finance (Principal Accounting Officer)
-----------------------------------------------
James L. LePorte, III

                        *                                     Director
-----------------------------------------------
Sheldon I. Ausman

                        *                                     Chairman of the Board and Director
-----------------------------------------------
Philip Wm. Colburn

                        *                                     Vie Chairman of the Board and Director
-----------------------------------------------
J. Chisholm Lyons

                        *                                     Director
-----------------------------------------------
Charles W. Robinson

                        *                                     Director
-----------------------------------------------
Martyn F. Roetter

                       *                                      Director
-----------------------------------------------
Gary B. Smith

                       *                                      Director
----------------------------------------------
Kathleen M. H. Wallman

         * Robert A. Youdelman, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.

July 19, 2002                      By:/s/ Robert A. Youdelman
                                      ----------------------------------------
                                      Robert A. Youdelman, Attorney-in-Fact

                                  EXHIBIT INDEX


         4(a) Third Restated Certificate of Incorporation (filed as Exhibit 4(a) to Registrant's Registration Statement No. 333-96805 on Form S-8 filed on July 19, 2002.

         4(b) By-laws, as amended and restated through February 16, 1999 (filed as Exhibit 3(b) to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference).

         4(c) Certificate of Designation, Preferences and Rights of Series C Junior Participating Preferred Stock (filed as Exhibit 4(c) to Registrant's Registration Statement No. 033-53499 on Form S-8 filed on May 4, 1998, and incorporated herein by reference).

         4(d) Rights Agreement, dated as of January 20, 1998, between the Registrant and Fifth Third Bank (as successor to Harris Trust Company of New York), as Rights Agent (filed as Exhibit Number
                  4.1 to Registrant's Registration Statement on Form 8-A filed January 9, 1998 and incorporated herein by reference).

         4(e) Form of Certificate of Designation for the Series D 7.75% Convertible Preferred Stock (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and incorporated herein by reference and made a part hereof).

         4(f) Amended and Restated 1992 Stock Plan (filed as Exhibit A to the Registrant's Proxy Statement dated March 15, 2002 and incorporated herein by reference).

         5 Opinion of Counsel of Laura C. Meagher, regarding the legality of the securities being registered.

         23(a)    Independent Auditors' Consent, Deloitte & Touche LLP.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.